© 2013 Oldemark LLC Investor Day 2015 February 3, 2015 Exhibit 99.2

© 2013 Oldemark LLC 2 David Poplar Vice President Investor Relations

This presentation, and certain information that management may discuss in connection with this presentation, contains certain statements that are not historical facts, including information concerning possible or assumed future results of our operations. Those statements constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (The “Reform Act”). For all forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the
Reform Act.
Many important factors could affect our future results and could cause those results to differ materially from those expressed in or implied by our forward-looking statements. Such factors, all of which are difficult or impossible to predict accurately, and many of which are beyond our control, include but are not limited to those identified under the caption “Forward-Looking Statements” in our news release issued on February 3,
2015 and in the “Special Note Regarding Forward-Looking Statements and Projections” and “Risk Factors”
sections of our most recent Form 10-K / Form 10-Qs.
In addition, this presentation and certain information management may discuss in connection with this presentation reference non-GAAP financial measures, such as adjusted earnings before interest, taxes, depreciation and amortization, or adjusted EBITDA, and adjusted earnings per share. Adjusted EBITDA and adjusted earnings per share exclude certain expenses, net of certain benefits. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are provided in the Appendix to this presentation, and are included in our news release issued on February 3, 2015 and posted on
www.aboutwendys.com.
3
Forward-Looking Statements and Non-GAAP Financial Measures

February 3 Investor Day Agenda
Time Topic Speaker
8:35 a.m. CEO Overview Emil Brolick
9:00 a.m. 2014 Results, 2015 Guidance and Long-Term Outlook Todd Penegor
9:40 a.m. Growth Acceleration Through Development Abigail Pringle
10:00 a.m. Break
10:15 a.m. Restaurant Experience Bob Wright
10:40 a.m. Technology Brandon Rhoten
11:00 a.m. Product Demonstration Lori Estrada
11:15 a.m. Lunch
Noon Marketing Emil Brolick
12:30 p.m. International Darrell van Ligten
12:55 p.m. CEO Summary Emil Brolick
1:00 p.m. Q&A
1:30 p.m. Departure

© 2013 Oldemark LLC 2015 Investor Relations Calendar

2015 Investor Relations Calendar: First Half (Tentative)
March 2: San Diego and Los Angeles (Wedbush)
March 3: San Francisco (Key)
March 4: Denver and Chicago (Stephens)
March 5: Boston (RBC)
March 6: New York (Citi)
March 19: Wells Fargo conference (Chicago)
March 25: Telsey conference (New York)
May 20: Morgan Stanley conference (Boston)
June 22: Stifel conference (Baltusrol, NJ)
June 23: New York (Stifel)

© 2013 Oldemark LLC A GROWTH STORY THE WENDY’S BRAND THE WENDY’S COMPANY EMIL BROLICK PRESIDENT AND CEO

2014 SIGNIFICANT STRATEGIC PROGRESS, SOLID SALES, CHALLENGING COST FACTORS 8

9
Strategic Decision Continuity
2012
•
Created Clear Vision
- Cut above Brand Position
- Recipe to Win
- Growth Pyramid
•
Contemporize Brand
- New Logo
- New Packaging
- New Ad Campaign
•
IA Accelerates
- Incentive
- Franchise
•
Discontinue Breakfast
2013
•
System Optimization #1
418 Restaurants
•
Franchise  System
Strengthened
•
IA: Broaden  Franchise
Engagement
•
Common POS decision
Aloha
•
RPRS Launch
2014
•
System Optimization #2
131 Canadian Restaurants
•
Mobile Pay Roll Out,  Mobile
Order, Loyalty Test
•
60% Image Activation
Requirement  by 2020
•
Refresh Option  ~ $250K
•
International Strategy
Consulting Engagement
2015
•
System Optimization #3
•
Market Planning, Joint
Capital Planning, Produce
Strong IA, New Restaurant
Pipeline
•
Mobile Order and Loyalty
to Expand
•
Tech Lab to Open Q1
•
Recapitalization,
Substantial Cash
Returned to Shareholders
Wendy’s Brand Transformation Journey
2012 -2014 & Beyond

2012 2013 2014 2015
SRS - C 1.6% 1.9% 2.3% ~ 3.0%
-2 YR 3.6% 3.5% 4.2% 5.3%
IA – (Includes New) 64 234 486 530
- CUM 74 308 794 1,324
NA NEW 61 61 72 80
10
Wendy’s Brand Transformation Journey
2012 -2014 & Beyond
Enhance Growth

11
Wendy’s Brand Transformation Journey
2012 -2014 & Beyond
Enhance Economics
2012 2013 2014 2015
Adjusted EBITDA* $333.3 $367.1 $392.7 $390-$400
% 0.7% 10.1% 7.0% 5%-8%*
Adjusted EPS* $0.17 $0.30 $0.34 $0.33-$0.35
% 13% 76% 13% 10%-17%*
NA Restaurant
Margin
14.0% 15.4% 15.8% 16.4% -16.8%
*See reconciliation of non-GAAP measures in appendix. Comparison of 2015 to 2014 Adjusted EBITDA and Adjusted EPS excludes gains from restaurant sales and other asset sales.

2012 2013 2014 2015 Quarterly DIVIDEND 0.04 0.05 0.055 .055 or > % 100% 25% 10% Flat or > SH Repo -- $69M $299M TBD 12 Wendy’s Brand Transformation Journey 2012 -2014 & Beyond Shareholder Returns

2020 SYSTEM GOALS
$2MM 20%
30% 1.3x+
1,000
AUVs
Restaurant
Margins
System
Restaurant
Cash Flow
Increase
Sales to
Investment
Ratio
New NA
Restaurants
60%
Total
Reimaged
High Expectations to Brand Wendy’s

TWO KEY GROWTH DRIVERS BRAND RELEVANCE ECONOMIC MODEL RELEVANCE

Growth Drivers Continue Economic Model Relevance 15 Investment Same Restaurant Sales / Traffic Margins Cash on Cash ROI RESTAURANT ROIC Earnings Growth Free Cash Flow TSR WENDY’S COMPANY

16 GROWING THE WENDY’S BRAND

HOW WE GROW
BRAND RELEVANCE + ECONOMIC RELEVANCE = GROWTH
Financial Management
Global Growth
Restaurant Utilization &
Brand Access
System Optimization
New Restaurant Growth
Image / Experience Activation
North America Same-Restaurant Sales Growth
Shareholder
Value-Enhancing
Initiatives
Core Organic
Growth
Strategies

Food Service, Huge Market Always Growth for Relevant Brands $435 Billion 61+ Billion Visits Source: NPD Crest 2014 Restaurant Industry Sales QSR 79% Casual Dining 10% Mid Scale 10%

QSR Growing Share – Likely to Continue 2014 5yr Pt. Change 78.9% 9.5% 10.2% +2.2 (1.5) (0.8) Restaurant Traffic Share Change 19 Source: The NPD Group / CREST ®; Y/E November ‘14 QSR Casual Midscale

20
New QSR & Retail Leading QSR Growth
Source: The NPD Group / CREST ; year ending November 2014
851,551
320,729
45,200
+41%
+4%
0%
PC5YA
New QSR
Retail
All Other QSR
Incremental Traffic (000s): YE Nov ‘14 v. ‘09

New QSRs Deliver Higher Consumer Food Ratings
% New QSR Consumers Rating Attribute as “Excellent”
Source: The NPD Group’s National Eating Trends ® and CREST® services; year ending May 2013
Taste/Flavor
49%
Fresh Food
49%
Prepared My Way
48%
Quality Food
47%
Healthy Options
36%
Kid Friendly
36%
Atmosphere
35%
Affordable
29%
Food Variety
35%
TOP ATTRIBUTES
BOTTOM ATTRIBUTES

22 EXPERIENCE HIGH LOW FUNCTIONAL EMOTIONAL BRAND VISION 2016

23
Wendy’s: New QSR Quality, QSR Price
% Wendy’s Customer Rating Attribute as “Excellent”
*
* “Total Food was Fresh” was added to the CREST survey in Jan’11
24%
26%
28%
30%
32%
34%
36%
38%
2006 2007 2008 2009 2010 2011 2012 2013 2014
Fresh Food
Taste/Flavor
Prepared My Way
Quality Food
Source: The NPD Group / CREST
®
; year ending  February 2014

NEW
NEW
QSR
QSR
Wendy’s: New QSR Quality, QSR Price
Average Eater Check
Source: The NPD Group / CREST
®
; Y/E November ‘14
$5.34
$7.84
LUNCH
LUNCH
NEW
NEW
QSR
QSR
$5.73
$8.08
DINNER
DINNER
+47%
+47%
+41%
+41%

New QSR Continuing to Grow Share New QSR Share of QSR Meals Source: The NPD Group / CREST ® ; Y/E November ‘14 3.4% 2009 2009 4.8% 2014 2014

TRADITIONAL QSR QSR RETAIL “C STORES” QUICK CASUAL “NEW QSR” + Grocery

It’s about the Food… Category-Leading Chicken Sandwiches Homestyle Chicken Sandwich Spicy Chicken Sandwich Asiago Ranch Chicken Club 27

28 It’s about the Food Dave’s Hot and Juicy Burgers BACONATOR ® Single Double Triple

29 It’s about the Food The Best QSR Salads in The Business Barbeque Ranch Chicken Salad Apple Pecan Chicken Salad Berry Almond Chicken Salad Asian Cashew Chicken Salad

30 Yes, The Food Service Business

31 The Total Experience Perfectly Packaged

DAVE STARTED THIS IN 1969 – NOT TESTING IT TODAY
MADE TO YOUR TASTE WITH YOUR TOPPING CHOICES
SERVED HOT OFF THE GRILL, NOT HELD
FRESH…NEVER FROZEN NORTH AMERICAN BEEF TASTES BEST
STRIVING TO BE THE BEST WE CAN BE VS. SOMETHING WE ARE NOT
“CUT ABOVE” WENDY’S NATURAL BRAND POSITION
32
Brand Credentials

HOW WE GROW
BRAND RELEVANCE + ECONOMIC RELEVANCE = GROWTH
Shareholder
Value-Enhancing
Initiatives
Core Organic
Growth
Strategies
System Optimization
Financial Management
Global Growth
Restaurant Utilization &
Brand Access
New Restaurant Growth
Image / Experience Activation
North America Same-Restaurant Sales Growth

A Facilitator of Our Brand Transformation and a Catalyst for Growth for the Wendy’s Brand 34 System Optimization Is…

35
Announcing System Optimization #3 Today
~ 500
5% of System
2014 G&A Initiative Created Opportunity to Right Size G&A
Company Restaurants to Sell
Ongoing Transition to Own
Dispositions Commence in Q3 2015 with Completion by Mid - 2016

36
Important Brand Stewardship
Facilitator of Key Tests that Require Our Leadership
Facilitate Strengthening of Franchise System
Facilitate System Growth & Brand Renewal
Image Activation New Restaurants Technology
Enhance Consistency of Performance and Long Term Growth
Demonstrate “Skin in the Game” & System Leadership

37
2014 2012 Difference
US Franchisees
Total Restaurants
Avg. Ownership Per Franchisee
331
4,895
15
362
4,528
13
(31)
+367
+2
Largest 20
% of System
Average Size
2,282
48
114
1993
44
100
+289
+4
+14
Next 21 - 50
% of System
Average Size
1,056
21
35
872
19
29
+184
+2
+6
All Other
% of System
Average Size
1,557
31
6
1,663
37
5
(106)
(6)
+1
Franchise Partners Who Want Growth!

38
Shareholders Win …Growth and Income Achievable
Unique and Credible Brand Position
Improving Restaurant and Wendy’s Company Economic Model
Dividends Expected to Grow with Income
Strong Leadership Team
Strong Wendy’s Brand With Rich Food Heritage
Exceptional Base of Growth Oriented Franchisees

© 2013 Oldemark LLC Todd Penegor Chief Financial Officer © 2013 Oldemark LLC

Financial Update 40 2014 Preliminary Results Image Activation Progress System Optimization Update System Optimization Evolution 2015 Guidance Long-Term Outlook Financial Update

2014 Preliminary Results 41

42
Fourth Quarter Financial Highlights
N.A. Company SRS 1.9% 3.1%
2-Year 5.0%
N.A. Restaurant
Margin
16.8% 16.3% +50 bps
G&A $60.1 $77.2 $17.1
Adjusted EBITDA* $107.1 $89.0 20.3%
Adjusted EPS* 10¢ 11¢ (9.1)%
2014 2013 B/(W)
*See Reconciliation of Adjusted EBITDA and Adjusted EPS in the Appendix
$Mils

$Mils
43
Full Year Financial Highlights
N.A. Company SRS 2.3% 1.9%
2-Year 4.2%
N.A. Restaurant
Margin
15.8% 15.4% +40 bps
G&A $263.3 $293.8 $30.5
Adjusted EBITDA* $392.7 $367.1 7.0%
Adjusted EPS* 34¢ 30¢ 13.3%
2014 2013 B/(W)
*See Reconciliation of Adjusted EBITDA and Adjusted EPS in the Appendix

44 Solid Two Year SRS Trend 4.3% 5.2% 5.0% 2.3% Q1 Q2 Q3 Q4

45
Improved Quality of Earnings
$Mils
2.3% Growth
7.0% Growth
*See reconciliation of non-GAAP measures in appendix
$367*
$362
$371
$393*
$22
($5)
$46
$31
$7
($3)
($72)
2013 Reported
Adj. EBITDA
Gains on
Surplus Properties
& Other Assets
2013 Adj. EBITDA
Excld. Gains
Net Franchise
Revenue
G&A
Savings
Core
Restaurant
IA Impact Sold Restaurant
EBITDA
(S.O. I & II)
2014 Adj. EBITDA
Excld. Gains
Gains on
Rest. Sales &
Other Assets
2014 Reported
Adj. EBITDA

Image Activation Exceeds Expectations
46
Total System Annual
Reimages & New Builds
Total System Cumulative
Reimages & New Builds
57%
Franchise
43%
Company
211
Company Reimages
216
Franchise Reimages
16
Company New
43
Franchise New
2011A 2012A 2013A 2014A
10
74
308
794
2011A 2012A 2013A 2014A
10
64
234
486

47
Image Activation Financial Returns Continue to be Solid
Investment $450-650K $1.5 -1.9M
Construction Closure 5 weeks 13 weeks
Sustainable Sales Lift 10-15% 25-35%
Profit Flow Through** 40%+ 40%+
Reimages*
Scrape &
Rebuilds*
*Estimates based on Company’s  current outlook; Excludes Maintenance; Median Cost for U.S. System
**Based on Company Performance

Facilitating Franchisee Commitments for Reimages and New Builds
Market & Joint Capital Planning
Multi-Year Investment Plan
Construction Support
Multi-Year Incentives
60% Image Activation Requirement by 2020
Turnkey Services
Canadian Build-to-Suit program

49
Building a Stronger Wendy’s – System Optimization Status
System Optimization I
System Optimization II
Building a Stronger System
•
Sold 418 restaurants west of the Mississippi
•
Delivered EBITDA Neutral
•
Completed Q1 2014
•
Plan to sell all 131 restaurants
•
Sold 29 in 2014; Remainder to be sold by end of Q2
•
EBITDA dilutive near – term;  Accretive long-term with build-
to-suit new development
•
Sold 34 restaurants
•
Purchased 27 restaurants
•
Bought & flipped 18 restaurants
•
Facilitated sale of 11 restaurants from one franchisee to
another
•
Executed 30 transfers between franchisees, totaling nearly
200 restaurants
U.S. System
Optimization
Canada System
Optimization
Ongoing Restaurant
Optimization

$Mils
50
N.A. Company Restaurant Ownership Evolution
Franchise 77% 81%
84%
Company 23% 19% 16%
Franchise Entities 475 473 407
Restaurants/Franchisee 10 11 13
N.A. Company AUV
$1.484 (+2.0%) $1.514 (+2.0%) $1.593 (+5.2%)
2012 2013 2014

51 $Mils Significant Progress on G&A $294 $263 ($10) $2 $5 $11 $23 2013 Actual Stock Comp Salaries Franchise Incentives Incentive Comp S.O. I Savings & 2014 G&A Initiatives 2014 Actual

52
Growth and Income - 2014
Invested for Growth (Cap Ex)
$18M
Technology
$35M
New Restaurants
$190M
Image Activation
Year - End
3.0x
Net Debt / TTM Adj. EBITDA
$1,448M
Debt
$267M
Cash
Returned Cash to Shareholders
10%
Q4 Increase
$75M
Dividends
$299M
Share Repurchases

2014 Recap
Highlights
53
Solid Two-Year Sales Growth
Improved Quality of Earnings through
Ongoing System Optimization
Image Activation Adoption Exceeding Expectations
Continued Proactive G&A Management
Returned Cash to Shareholders ($374 Million)

2014 Recap Challenges 54 Commodity Pressure – Primarily Beef Image Activation Closure Time Q1 Weather Price / Value Customer

System Optimization Evolution 55

• Selective Buying and Selling of Restaurants
• Targeting approximately 5% Company Ownership
by mid-2016
• Focused on Building a Stronger Wendy’s
• Commitment to Growth
• Image Activation and New Restaurant
Development Commitments
• Reinvestment in Canada – Build-to-Suit Program
• Improved Economic Models for Company and Franchisees
• Strengthening of The Franchise System
56
System Optimization III
Financial Management
Global Growth
Restaurant Utilization
& Brand Access
System
Optimization
New Restaurant Growth
Image / Experience Activation
North America Same-Restaurant Sales Growth

•
Approximately 5% Company Restaurant Ownership
•
Maintain role as one of the largest operators
•
Dispositions Commence in Q3 2015 with Completion by Mid-2016
•
Diversified Geographic Company Ownership Footprint
•
Facilitate growth through efficient testing and initiatives
•
Support ongoing system optimization to strengthen the system
•
Scale up in markets we retain
•
Buy and flip restaurants
•
Facilitate franchise-to-franchise transactions
•
Focus on Getting Restaurants in the Hands of the Best Operators with the Willingness and Ability to Grow
57
Company Footprint Destination

58
Ongoing System Optimization
Criteria for Franchise Buyers
Financial
Aligned and Up-to-Date with Vision and Brand Initiatives --
Reimaging schedule, New Restaurant Development, Common POS, Relationship Agreement
Demonstrated History of Growth and Reinvestment
Demonstrated Operational Leadership and
Commitment to People Activation
Geographic Proximity to Optimize Operational Support
Brand
Growth
Leadership
Geography
Well Capitalized, Access to Capital
System Optimization is a facilitator of our brand transformation and is a catalyst for growth of the Wendy’s brand

System Optimization – Quality of Earnings Evolution
2012
23% Co. Ownership
2017
~5% Co. Ownership
Total G&A Savings of $82 Million
Generating Strong Rental Income from Retained Real Estate Sites
Rent &
Royalties
Company
Restaurants
Other
59
50%
50%
70%
29%
1%

60 2015 Guidance The Company’s 2015 and long-term outlook do not include any potential impact of the Company’s anticipated refinancing or potential shareholder return initiatives.

2015 Guidance N.A. Company Operated Restaurants 61 SRS Growth Restaurant Margins +40 bps 16.4-16.8% +40 bps +70 bps +60-100 bps 1.9% 2.3% ~3.0% 15.4% 15.8% 2013A 2014A 2015E 2013A 2014A 2015E

2015 Guidance Excludes Gains from Restaurant Sales & Other Asset Sales 62 Adjusted EBITDA Adjusted EPS +3% +2% +5-8% +10-17% $362M $371M $390-400M 33-35¢ 29¢ 30¢ 2013A 2014A 2015E 2013A 2014A 2015E

63
2015 Quality of Earnings Evolution
$Mils
*See reconciliation of non-GAAP measures in appendix
5% to 8% Growth
$393*
$371
$390 -$400
$0-$5
~ $15
~ ($55)
($22)
~ $40
$20-$25
2014 Reported
Adj. EBITDA
LY Gains on
Rest. Sales &
Other Assets
2014 Adj.
EBITDA
Excld. Gains
Royalties & Net
Rental Income
Core EBITDA
Growth
(Incl IA & NRD)
G&A
Savings
All Other S.O. I & Other -
US Disposed
Rest. EBITDA
S.O. II - WROC
Disposed
Rest. EBITDA
S.O. III - US
Disposed
Rest. EBITDA
2015
Adj. EBITDA

2015 – More Progress on G&A
64
$263
~
$250
($8)
($7)
($5)
$2
$4
$7
$22
2014 G&A Incentive
Comp
Merit,
53rd wk
& Other
Investment
Initiatives
(Primarily IT &
Development)
S.O. III - US
Savings
Franchise
Incentives
S.O. II - WROC
Savings
2014 G&A
Cost Reduction
Initiative
2015 G&A
Target
$Mils

2015 Guidance – P&L / Cap Ex
65
Capital Expenditures of ~$265-275M
2015 Includes a 53
rd
Week
Interest Expense Increase of $4-5M
Reported Effective Tax Rate of 42-43%
Includes ~$180M for Reimages & New Builds Includes ~$40M for Technology Initiatives
Largely Offset by Affordable Healthcare Act
Result of Non-Deductible Goodwill on Restaurant Sales
Depreciation: ~$20M Accelerated, ~$145M Ongoing

66
2015 Guidance: Development
Company Image Activation
20
New Restaurants
150
Reimaged Restaurants
Franchise Image Activation
60
New Restaurants
300
Reimaged Restaurants
~$8-10M in Incentives
Royalty Relief & Construction Support

67 Long-Term Outlook The Company’s 2015 and long-term outlook do not include any potential impact of the Company’s anticipated refinancing or potential shareholder return initiatives.

68 2020 System Goals $2MM 20% 30% 1.3x+ 1,000 AUVs Restaurant Margins System Restaurant Cash Flow Increase Sales to Investment Ratio New NA Restaurants (Gross) 60% Total Reimaged

Confidence in Long-Term System Goals
•
Restaurant Leverage
•
Image Activation Flow -Throughs
•
System Optimization
•
Labor Evolution
•
Operations Simplification /Cost
Savings Initiatives
•
Premium LTO’s
•
Combo Meals & Attachment Rates
20% Restaurant Margins
$2M AUV
69
•
Image Activation & New Builds
•
Brand Initiatives
•
People Activation
•
Daypart Expansion
•
Throughput Improvements
•
Closures of Underperforming
Restaurants

70 Image Activation Journey – N.A. Cumulative 2014 2017 2020 Reimages 685 >1,800 >3,000 New Builds 109 465 1,109 Total 794 >2,265 >4,109 Percentage of System IA (Net of Closures) 12% >35% >60%

71
Long-Term Guidance
SRS
~3%
Company
2.25-3%
System
2.25-3%
System
2.25-3%
System
Adj. EBITDA 5-8%
Flat
Low-Single
Digit
High-Single
Digit
Adj. EBITDA
Margin
20-22%
28-30% 32-34%
~35%
Adj. EPS 10-17%
High-Single
Digit
High-Single
Digit
Mid-to-High
Teens
2015 2016 2017 2018
High-Single Digit
“Organic” Growth
Upon completion of its refinancing, the Company plans to update its forecast and expects its long-term earnings per share growth to improve to approximately 20%.

72 Continue to ensure Company, system and shareholders are getting an attractive return on investment G & A: Long Term Perspective $Mils $294 $263 ~$250 ~$230 2013 2014 2015 ~5% Ownership

73
Capital Spending - Long Term Perspective*
$Mils
*Excludes redeployment of proceeds from SO outside of current business
$198
$224
$298
$265-275
$135-145
$80-90
~$75
2012 2013 2014 2015 2016 2017 2018

74
Strong Free Cash Flow Post-System Op III
$Mils
Free Cash Flow = Cash From Operations Less Capital Expenditures (Prior to any potential reinvestment)
$625-700M
Available Free Cash Flow
$400-475M
Pre-Tax
Cash Proceeds
from Rest. Sales
$125-$150
$275-$325
$250-$275
~$75
$100-$125
$200-$225
2015 2016 2017 2018 2015 2016 2017

Income and Growth Focus
75
Utilize “Excess” Cash to Repurchase Shares
1
Dividend Growth in Line with Earnings
2
Invest in the Business
4
Leveraging Our Balance Sheet
Improved Free Cash Flow Return Cash to Shareholders
3
5
Improvement in ROIC Over Time

76 76
Opportunities to Consistently Return Cash to Shareholders
Share Repurchases
Utilize “Excess” Cash to
Repurchase Shares
History of Share Repurchases
$69M
$299M
2013
Opportunity to Leverage Available Cash for Highest Total Shareholder Return
Dividends
Continue to Grow in Line
with Earnings
History of Predictable Dividends Increases
+10%
2014
+25%
2013
+100%
2012
2014

77
Utilizing Balance Sheet to Return Cash to Shareholders
Recapitalization to Target Five to Six Times Net
Debt to 2014 Adjusted EBITDA
Capital Structure Consistent with Strong Free
Cash Flow Post System Optimization
Intend to Return Substantial Cash to Shareholders

Image Activation
New Development
Build-to-Suit Program
Incentives
Buying Restaurants to Strengthen the System (Operate
or Buy / Flip)
International Acceleration or Expansion
Other Accretive Growth Opportunities
Opportunities to Invest for Accelerated Growth
78
Invest in our Business

Transformation of Wendy’s Company Economic Model
79
Generates Higher EBITDA Margins
Enhances Quality of Earnings
Less Capital Intensive
Leveraging Our Balance Sheet
Supports Long-Term Income and Growth Commitment
System Optimization Provides a Stronger Platform to Return Cash to Shareholders
More Predictable and Sustainable Earnings Growth

Building a Stronger Wendy’s
80
Continue to Execute Against our Strategic Growth Priorities
Improving the
Company & Franchisees
Economic Models
Growth Pyramid
“A Cut Above” Brand Positioning
Recipe to Win
Strengthening the
Franchise System through
Concentrated Ownership
Transforming the System by Facilitating
Growth through Image Activation
& New Restaurant Development
Enhancing Our Quality of Earnings &
EBITDA Margins
Creating Flexibility
for Sustainable, Predictable
Long-Term Income & Growth
Adjusting our Capital Structure &
Accelerating Long-Term EPS Growth

Growth Acceleration Through Development Abigail E. Pringle Chief Development Officer © 2013 Oldemark LLC

Profitable, sustainable, restaurant growth

IMPROVE CORE BRAND HEALTH 60% of system reimaged by 2020 Partner to Improve Health of Portfolio UNIQUE RESTAURANT EXPERIENCE RELEVANT BRAND CHANGE AS THEY CHANGE

DRIVE NEW RESTAURANT GROWTH Grow 1,000 new restaurants by 2020 Net Positive Growth by 2016

ECONOMIC MODEL RELEVANCE BRAND RELEVANCE KEY GROWTH DRIVERS

86
Total System Annual
Reimages & New Builds
Total System Cumulative
Reimages & New Builds
57% 43%
211
Company Reimages
216
16
Company New
43
Franchise New
Franchise Reimages
Franchise Company
10
64
234
486
2011A 2012A 2013A 2014A
10
74
308
794
2011A 2012A 2013A 2014A
Image Activation Exceeds Expectations

36% of Franchisees in 2 Years US and Canada Long Term & New to the Brand Smallest to Largest FRANCHISE EARLY ADOPTERS Testament to Commitment

88 “It shows they care about the restaurants, they care about the food… and that means they CARE ABOUT ME, THE CUSTOMER.”

Image Activation vs. Existing Wendy’s Source: Image Activation Buyer Reaction Studies, UM Standard Design 27pts 40pts Attractive Modern/Up-to-Date 2014 IA Standard IA ELEVATES CUSTOMER EXPERIENCE

A New QSR Experience 91

Scrape & Rebuilds Standard Remodels System IA Sales Lift, 2014 Class CUSTOMERS VOTING WITH THEIR WALLETS 30+% ~10%

More Customers, More Often ~70% Of Sales Lift Through The Dining Room ~80% Of Sales Lift From Transaction Growth Results observed in 2013 & 2014 US Company Remodels

2014 Non-IA 2014 IA Image Activation Driving Customer Count Growth

Design is not just what it looks like and feels like. Design is how it works. - Steve Jobs

PERFORMANCE PLACE PROMOTION PRODUCT PRICE PEOPLE

96 Confident In Our Ability to Execute Strategy

COMMITMENT TO ECONOMIC MODEL RELEVANCE TIERS DESIGN STANDARD WITH CUSTOMIZABLE UPGRADES 98 2013 2014

NOT ALL RESTAURANTS ARE CREATED EQUAL
REMODEL W/ UPGRADES
SCRAPE/GUT & REBUILD
SUNSET/CLOSURE
STANDARD REMODEL
REFRESH
$250K or
less
$450K to
$650K+*
~$1.5M to
$1.9M
All costs are median US.
*Remodel Cost does not include def. maintenance
AUV

Meet the Needs of Our Diverse System: Alternative Design - Economically Viable Solution ~$250K

REIMAGING REQUIREMENT Franchisees reimage a minimum of 60% of existing restaurants by end of 2020 10% per year

MARKET PLANNING
WHAT
Should We Invest in
Our Restaurants
Comprehensive Approach
Customer Perspective
Competitive Insight
Detailed Review of Real Estate
Potential New Growth
Foundation for Joint Capital Plan
Nearly 250
Franchise
Entities: 3500+
Restaurants
Franchise Collaboration and Support

High and Low Sales Volumes
Leased and Fee Properties
Growing and Mature Trade Areas
Competitive Intensity
Customer Demographics
Scrape/Gut, Remodel, Refresh, Sunset/Close
Relocations and Untapped Opportunities
TOTAL MARKET VIEW
WHAT INVESTMENT IS NEEDED TO GROW?

MARKET PLANNING
WHAT
Should We Invest in
Our Restaurants
JOINT CAPITAL PLANNING
HOW
Should We Execute Our
Investment Plan
Prioritization
Pacing and Sequencing
Financial Implications
Expandability Review
Franchise Agreements
Franchise Collaboration and Support

MARKET PLANNING
WHAT
Should We Invest in
Our Restaurants
JOINT CAPITAL PLANNING
HOW
Should We Execute Our
Investment Plan
MULTI-YEAR
REINVESTMENT PLAN
Comprehensive Plan for
Growth
Franchise Collaboration and Support
Grow Their
Business
Build Our Brand

REINVESTMENT PLANNING TURNKEY SERVICES FINANCIAL INCENTIVES CONSTRUCTION SUPPORT 105 FRANCHISE PARTNERSHIP

DRIVE NEW RESTAURANT GROWTH Grow 1,000 new restaurants by 2020 Net Positive Growth by 2016

+12 +64 -28 -40 -20 North American System 61 72 80 110 112 2013 2014 2015 2016 2017 New Restaurants NET POSITIVE GROWTH BY 2016

108 Image Activation Seeing 10-15% Higher Sales vs. Previous Design $1.6M $1.9M 2011 2014 IA NEW BUILDS OUTPERFORMING PREVIOUS DESIGN

COST EFFECTIVE
INVESTMENT
DESIGN THAT SETS
US APART
Value Engineering
Alternative Footprints
Structure & Design
Solutions
Improved Margins
Listen to Customer
Differentiate Experience
Maximize Sales Potential
Drive Customer Counts
Compelling New Restaurant Economics
Sales to
Investment
Ratio
1.3x

111 Enhanced Customer Experience Advanced Technology Reduced Investment Evolved Image Activation Design Rethinking the Box NEW RESTAURANT DESIGNS

TRADITIONAL AND NON TRADITIONAL 111 GROWTH THROUGH MULTIPLE PLATFORMS

Grow Canadian Business BUILD TO SUIT: CANADIAN GROWTH 362 486 2014 2020

113
2015: CONTINUE GROWING …
Company Image Activation
20
New Restaurants
150
Reimaged Restaurants
Franchise Image Activation
60
New Restaurants
300
Reimaged Restaurants
~$8-10M in Incentives
Royalty Relief & Construction Support

COMPELLING RESTAURANT ECONOMICS – FUEL GROWTH
INCREASING BRAND RELEVANCE - A CUT ABOVE EXPERIENCE
FRANCHISEES COMMITED TO GROWTH AND WENDY’S BRAND
INVESTING IN COLLABORATIVE FRANCHISE PARTNERSHIP
INCREASING BRAND ACCESS WITH 1000 NEW PROFITABLE STORES
COMMITED TO REIMAGING SYSTEM – IMPROVE BRAND HEALTH
114
Confident in Ability to Execute our Strategy

115

BREAK Presentation will resume at 10:15 a.m. 116

Bob Wright EVP, Chief Operations Officer © 2013 Oldemark LLC

118

119

120 PEOPLE CAPABILITY FIRST

PEOPLE Source of Differentiation OUR GREATEST ASSET 121 121

Find Joy in Making the Lives of Others Better Have a Heart for Serving Others Deliver the Brand Promise to EACH Customer Reflect One System, One Brand Our People…

Dave Thomas…
123
The Pursuit of Happiness
My vocation has to do with restaurants.
I wanted to study about their qualities in
their every way.
The work that I am planning to do isn’t
the best paid work, but it isn’t the worst
paid by a long shot.  I believe what counts
most in regard to work is whether you
like to do it or not.

Our Franchisees
Dedicated to Dave’s Values
124
US Franchisee Breakdown
1-19 20-39 40+
28.4%
17.4%
54.1%
273
28
Over 80%
Started in a Restaurant Position
331
4,856 Restaurants
US Franchisees
76
Canadian Franchisees
258 Restaurants
30

Multi-Unit Operators’ Responsibilities
125
Development & Staffing of Management Teams
Day to Day Restaurant Operations
Restaurant Business Reviews
Local Marketing
Facilities Reinvestment
New Restaurant Development

• Critical leader in each restaurant
• Responsible for
•
Hiring, training, development &
support of their restaurant teams
•
Experience of Each Customer
•
Quality, Service & Cleanliness Standards
•
Financial Success
Restaurant General Managers
126

Training & Development is Core
127
Self-Paced
Learning
Leader-led
Support
Restaurant
Application
Support
Broad & Diverse
Employee Base
Target
Wide-ranging
Focus Areas
Use Proven
Adult-learning
Methodologies

Leading-Edge Training Solutions
128
Over 100 Custom
Over 100 Custom
E-Learnings
E-Learnings
Operations Standards
Operations Standards
Library
Library
Multi-Unit Operator
Multi-Unit Operator
Academy Programs
Academy Programs

Legacy Training Systems 129 Performance Support Tools Food Safety & 3-Phase Training Leader-Led Development Classes

Wendy’s Careers

Hire The Smile - Train The Rest 131

At Wendy’s… Recognition GROW Personally areer Ladder Advancement Engaged Employees Influence OPPORTUNITIES Training Flexibility Development 132 C

Anyone with a balanced education, a strong work ethic & passion for serving others can be incredibly successful at Wendy’s. 133 The Bottom Line…

Elimination of Regional Structure
134
North Region
Philadelphia
Canada Region
Oakville
West Region
Phoenix
Philadelphia
Chicago
Boston
Oakville
Vancouver
Salt Lake City
Phoenix
Dallas
South Region
Atlanta
Atlanta
Columbus
New Orleans
Orlando

Flatter North American Structure 135 US Columbus Canada Oakville Philadelphia Chicago Boston Columbus Denver New Orleans Orlando Atlanta

136 PEOPLE CAPABILITY FIRST

137 IT’S IN OUR DNA

Born with a Brand Purpose… 138

Wendy’s has Always Been A Cut Above 139 Attendant in Dining Room Fresh Beef Tastes Best Made-to-Order Table & Chairs Like at Home Drive-Thru Custom Built for You

Dave CONNECTED in 1969 Very Limited Menu (Experts) NO Heat Lamps Made to Order Movable Tables & Chairs We Cleared Tables Custom Preparation BRAND RELEVANCE A CONTINUOUS QUEST 140

Dave CONNECTED in 1969 Very Limited Menu (Experts) NO Heat Lamps Made to Order Movable Tables & Chairs We Cleared Tables Custom Preparation BRAND RELEVANCE A CONTINUOUS QUEST 141 2015

Factors Rated Most Important at QSR
Source: Consumer Brand Metrics, Technomic, Inc.
90%
91%
92%
94%
95%
96%
Affordable Quality
Friendly Service
Quick, Quality Service
Clean Interior
Quality Food
Taste/Flavor

Brand Relevance in 2015 Everyday Value Friendly Service Quick Convenient Service Fresh Customization Image Activation 143

144 IT’S IN OUR DNA

145 OPERATING SYSTEMS

Operating Systems are a Strength Operating systems are a strength of Wendy's for: • Consistent daily operations • Implementation of new products & initiatives • Food safety • Service Standards

147 Annual Balanced Objective Measurement 86% 2014 CEI Average +11% A & B Restaurants Operations Standards Customer Feedback People Systems Facility Evaluation Customer Experience Index

The Cut Above Customer Experience 148 Feedback Surveys 60.8% 68.2% 72.3% 74.4% 2011 2012 2013 2014 Upward VOC Trend Customer Call Center

Common Restaurant Network Design 149 Wendy’s RSC Mobile Order Bank Restaurant Customer WiFi POS Kitchen Equipment Franchisee Customer Self Order Kiosk Bluetooth Beacons Internet

Common POS Foundation 150 Wendy’s Confidential 100% by 2016 In Process Live Scheduling 2651 44% 1605 26% 1844 30%

Mobile Fits Customers’ Self Serve Desires Mobile Order Mobile Pay Customer Self Order Kiosk 151

Separating Order & Pay From Pick Up 167

Separating Order & Pay From Pick Up Pick Up Order / Pay 168

SINGLE MENU 1 WINDOW SINGLE MENU 2 WINDOWS Y-LANE 2 WINDOWS +6% +28% Pick-Up Window Speed & Capacity Base Based upon car arrival rate of 137 cars/hour

Y-Lane Installed in 35 Restaurants 170 + 100 Cars Per Week 2.6% Sales vs. Control

Restaurant Margin Improvement Continues North American Company Restaurants Sales Traffic 2012 2013 2014 2015E 2020E 14.0% 15.4% 15.8% 16.4 - 16.8% 20.0% 171

Wage Pressure Increases State Minimum Wage Increases 4 Increased Through 2014 Ballots 9 Increase on January 1 9 Introduced Bills in 2014 34 Considered Increases 10 Enacted Increases in 2014 (+DC)

Labor Analysis Underway-Complete Q2 ‘15 82% 5% Service Admin Tasks Non-Service 6% Opening 5% Closing 2% Cleaning 13%

Labor Study Objectives Reduced Labor Hours Unlock Speed & Capacity Efficient Opens & Closes Adjusted Positioning Guides Customer Focused Service

175 175
Operations Simplicity Relative Advantage
163
144
114
87
76
62
Total Menu Items - Includes Flavors & Sizes
Actual Menu Items - Excludes Size Options
Shakes/
Parfaits
Cones Floats
Menu Item Management Menu Item Management
Streamlined Cup Set
& Packaging
Streamlined Cup Set
& Packaging
Reduction of
Over 20 SKUs
Reduction of
Over 20 SKUs
*Internally Sourced – Non-Breakfast Menu Items

Growth Drivers Continue Economic Model Relevance Brand Relevance People Make the Difference 176 176

177 OPERATING SYSTEMS

PERFORMANCE DRIVEN

Functional Execution AND Emotional Connection GROWING Brand Relevance

Love to Win Hate to Lose

181 Disciplined Management Annual Business Plans Qtrly Business Reviews Weekly/Monthly Balanced Scorecards Ongoing Rewards & Recognition

Success = Customer Count Growth OWNING our trade area is how we beat the competition OWNER Management Team & DM FOCUS Customer Experience RESTAURANT

Success = Customer Count Growth OWNING our trade area is how we beat the competition OWNER DVP, Franchisee, Multi-Unit Operators FOCUS Customer Experience, Facilities & Development MARKET

184

© 2013 Oldemark LLC Technology Brandon Rhoten VP, Digital 185 © 2013 Oldemark LLC

Increase profitable transactions utilizing enabling technologies. 1. Enhance brand relevance 2. Operational improvements 3. 1:1 marketing 186

1:1 MARKETING

Cheeseburger Person ONLY Salad Person ONLY Spicy Chicken gets some love too!

31 MILLION UNIQUE REACH

The tech 190

191 Pay 1.0: active

193 Pay 2.0: CurrentC tests in process

194

195 Self Ordering 1.0: in test

197 Offers: wrapping market test

199 Ordering 1.0: local test

201 App 2.0: Ordering + Pay + Offers + more

Historically, we made cheeseburgers… not apps. 202

203 Waterfall Maintenance Test Development Requirement

204 Waterfall Agile Plan Develop Learn Iterate Maintenance Test Development Requirement

Mobile Rollout Timeline
2014
2015
Pay 1.0
COLUMBUS SITES… PHOENIX
Ordering 1.0
Offers Market Test
App 2.0
+ Pay + Offers
+ Ordering 2.0
DMA-by-DMA
Pay 2.0
(CurrentC)
PILOT
2016
Q3 Q3 Q4 Q4
Q2 Q2
Q1 Q1 Q3 Q3 Q4 Q4
Q2 Q2
Q1 Q1

208

Product Demonstration Lori Estrada Vice President Culinary Development

210 ½ lb. Fresh, Never Frozen N.A. Beef American Cheese House-Sliced Tomato & Red Onion Pickles Hand-leafed Lettuce

211 Spicy Chicken Fillet House-cooked Bacon Natural Asiago Cheese Ranch House-sliced Tomato and hand-leafed Lettuce

212 South American Grain Blend • Quinoa and Brown Rice Grilled Chicken Fire Roasted Pineapple Spinach Poblano Peppers Black Beans Feta Agave Cumin Vinaigrette

213

LUNCH Presentation will resume at noon 214

© 2013 Oldemark LLC Building the Brand Emil Brolick President and CEO Sales and Profit © 2013 Oldemark LLC

© 2013 Oldemark LLC Brandon Solano Chief Marketing Officer © 2013 Oldemark LLC

“I never wanted Wendy’s to be the biggest. I want Wendy’s to be the best.” Dave, Brand Builder Extraordinaire! - Dave

Always has been. Always will be. 218

Foundation of “Cut Above” Brand Vision 1969

Dave CONNECTED in 1969 Frozen Fresh Tastes Best 220

Dave CONNECTED in 1969 Heat Lamps Made-to-Order 221

Dave CONNECTED in 1969 Our Way Custom Built for You 222

223 Dave CONNECTED in 1969 Very Limited Menu (Experts) NO Heat Lamps Made to Order Movable Tables & Chairs We Cleared Tables Custom Preparation

Playing a Different Game - Dave “When they zig, we’ll zag, when they zag, we’ll zig.” It’s Our Brand DNA

225 More Complicated, More Competition CONNECTING with Consumers…

Connecting… Evolution, then Revolution Source: Pew Research, June 2014 77M 1946-1964 65M 1965-1980 83M 1980-2002 226

Millennials always on! The First Connected Generation 227

228
Millennials Food Quality Priorities Different
Food Descriptor Indices - Total Restaurants
Source: The NPD Group / CREST®, YE Sep 2012; Lunch and Supper; 18-34 indexed to 50+ and vice versa, *Or other Diet Program
What’s Out What’s In
What’s In What’s Out
Boomers Millennials
Organic Vegetarian
or Vegan
High
Protein
Gluten or
Wheat-Free
Whole
Grain
Locally
Sourced or
Grown
Natural Low Fat or
Fat-Free
Weight
Watchers*
Healthy Low Calorie Low
Sodium
Heart
Healthy
Low or No
Cholesterol
Diabetic Sugar-Free

Boomers
229
Millennials and Boomers Key to Growth
% Total QSR Traffic Share
Millennials
26% 34%
Period ending November 2014 / Source: The NPD Group / CREST
20%
11%
15%
20%
21%
13%
<18 18-24 25-34 35-49 50-64 65+

PEOPLE 5-Star Talent PRICE New QSR Quality PRODUCT Playing a Different Game PROMOTION Tactically Brilliant PLACE Brand Transformation PERFORMANCE Keeping Brand Promise Recipe to Win 230

231 #marketingbuzz145 Video -

Promotion 232 Message Media Creative

233
2014 Marketing Calendar Driven By LTO’s
7 of 9 Events LTOs
Q3
Pretzel Bacon
Cheeseburger
Smoked Gouda
Chicken on Brioche
BBQ Pulled
Pork Trio
Bacon Portabella
Melt
Tuscan Chicken
on Ciabatta
Strawberry Fields
Salad
Ciabatta Bacon
Cheeseburger
Q4
Q1
Q1
Q2
Q2

Price - Balance is Key Media Weight 234

2015 Balanced Across Core, LTO & Price/Value 235 Core Price/Value LTO

Applying 2014 Insights to 2015 236 Drive Passion for Our Core Menu LTO's That Appeal To Boomers & Millennials Build Beverages To Drive Traffic & Margins

237 Leadership Products In Core Categories Asiago Ranch Chicken Club Baconator BBQ Ranch Chicken Salad

Wendy’s - Strong Core Product Credentials
Other Other Other
Great Tasting
Hamburgers
Great Tasting Chicken
Sandwiches
Great Tasting  Salads
Source: Wendy’s Brand Health Tracking - % Consumers Endorsing, Q3 ’14 (Top 4 Brands by Segment Share)
238

Applying 2014 Insights to 2015 239 Drive Passion for Our Core Menu Compelling Price/Value Offerings/Spending LTO's That Appeal To Boomers & Millennials Build Beverages To Drive Traffic & Margins

240 1 In 4 QSR Visits Are Driven By A “Deal” 74% Non-Deal 26% Deal Past 8 Qs Dealing Driving Growth Source: The NPD Group / CREST®, Total QSR: Deal Traffic & Share, Excl. MM - Quarter Ending Sep’14

241
Consumers Choose “Deals” That Are Right For Them
Source: The NPD Group / CREST®, Total Hamburger Category: Deal Traffic, Excl. MM- YE Sept’14- Incidence (%), *Total chart adds up to 107% due to ability to multi-select
All Other
Discounted/
BOGO
Value Menu
Coupons
Combo/
Specials
16%
29%
25%
19%
18%

A Portfolio of Price / Value Messages 1:1 Targeted Drive Off-Peak Pillar or Layer “Always On” 242

At Wendy’s, It’s Not What You Pay… …It’s About What You GET

Applying 2014 Insights to 2015 244 Drive Passion for Our Core Menu Compelling Price/Value Offerings/Spending LTO's That Appeal To Boomers & Millennials Build Beverages To Drive Traffic & Margins

245 LTO's That Appeal To Boomers & Millennials Chef-Inspired Healthy & Wholesome Simple, Honest Ingredients

Applying 2014 Insights to 2015 246 Drive Passion for Our Core Menu Compelling Price/Value Offerings/Spending LTO's That Appeal To Boomers & Millennials Build Beverages To Drive Traffic & Margins

247 Beverage Program Addresses Nearly 75% Of Millennial Beverage Need States Less Typical with Food More Typical with Food 6% 17% 5% 43% 13% 6% 10% Source: Coca-Cola DINE Study - 2013

248 Great Progress In 2014 Extended Leadership Expanded Penetration Tested For Growth Strawberry Lemonade

Promotion 249 Message Media Creative

Engage Consumers When, Where & How They Want to Engage 250

251

252 Video - #barbecue4merica

Integrated Marketing Maximizes Reach 253 23% TV Only 50% TV & Digital 19% Digital Only = 92% Reach Recent Successful LTO XCR – A18-34 Unique Reach,

Integrated Marketing Maximizes Recall & Purchase Intent TV only TV only TV + Digital TV + Engaged on Digital 254 Ad Recall +9% +29%

Total Communication Awareness at Multi-Year High +9 pts vs 2011 Wendy’s Brand Tracking - YTD 9/14 255 40 44 49 49 2011 2012 2013 2014

Promotion 256 Message Media Creative

257

258 Video – red sizzle reel

259 Video – Bacon & Blue GM :30

Advertising Awareness – Q3 2014 Other Outsmarting vs Outspending Wendy’s Brand Tracking 260 31 40 48 49 44

261
Being the Best Wendy’s We Can Be
Engage Consumers with proven 360
o
marketing
More balanced messaging & spending
Leverage Digital, Social, Loyalty…One-on-One Relevance
Continue leading QSR food and beverage innovation
Raise our game in Price / Value
Building on our legacy of “Cut Above” Quality
Continue to evolve our successful advertising

© 2013 Oldemark LLC Darrell van Ligten President, International

263 International Today 403 Restaurants 27 Countries* $1.4MM AUVs *Includes US Territories

264 Brand Resonates in Markets Similar to US $1.9MM AUVs 36% Restaurants 68% Revenue

Caribbean 265 However, Growth Opportunities Limited NON-TRADITIONAL ASSETS NON-TRADITIONAL SITES

266
Consumer Model Evolution
•
US Designs
•
US Menu/LTOs
•
US Portion Sizes
•
US Value Menu
•
International Designs
•
Unique Asset Types
•
Localized Menu/LTOs
•
Localized Portion Sizes
•
Localized Value Offerings
2009 Future

267 Our Roadmap

268

269

270

271

272

273

274 Adding Proof Points Around World

275
Wendy’s Users Understand Our Brand
SOURCE: Wendy’s User Perception Study
Image Association: Wendy’s vs. Key Competitors - Philippines
Attributes where…
Leading US HQSR Brand Leading Local QSR Brand
Wendy’s rates higher
than competitor
13
OF
16 14
OF
16
Wendy’s has largest
gap vs. competitor
•
They offer a variety of healthy choices.
•
The food is real, not processed.
•
They offer something different to other fast
food restaurants.
•
They offer a variety of healthy choices.
•
The food is real, not processed.
•
They freshly prepare the food when you
order it.
Wendy’s lags
competitor
•
They have a range of affordable prices.
•
They cost more than other fast food places.
•
They have a range of affordable prices.
•
They cost more than other fast food places.

276
Wendy’s Users Understand Our Brand
SOURCE: Wendy’s User Perception Study
Image Association: Wendy’s vs. Key Competitors - Georgia
Attributes where…
Leading US HQSR Brand Leading US HQSR Brand
Wendy’s rates higher
than competitor
15
OF
16 15
OF
16
Wendy’s has largest
gap vs. competitor
•
•
They offer something different to other fast
food restaurants.
•
They have wholesome food you feel good
about eating.
•
•
It is a place my friends like to go to.
•
They freshly prepare the food when you
order it.
Wendy’s lags
competitor
•
They cost more than other fast food places.
•
They cost more than other fast food places.
It is a place I’d recommend to others.
It is a place I’d recommend to others.

277 5-Year Progress +7 Countries +38% Restaurants +51% System Sales

278
Key Insights from Study
•
Concentrate resources on fewer, key markets rather than “plant the flag”
in many, scattered markets.
•
Customize to meet local preferences, but maintain core offering.
•
Commit resources to chosen markets, balancing risk and capital.

279
Go Forward Strategy
Segment franchise
markets and restructure
field teams to most
efficiently focus G&A
and time investment on
the highest revenue
opportunities.
1
Create separate,
dedicated team to go
“narrow and deep” in a
small number of high
potential markets.
2
Further differentiate
Wendy’s from
competitive reference
points via a QSR Plus+
experience that brings
our “A Cut Above” brand
positioning to life.
3

280
Go Forward Strategy
Segment franchise
markets and restructure
field teams to most
efficiently focus G&A
and time investment on
the highest revenue
opportunities.
1
Create separate,
dedicated team to go
“narrow and deep” in a
small number of high
potential markets.
2
Further differentiate
Wendy’s from
competitive reference
points via a QSR Plus+
experience that brings
our “A Cut Above” brand
positioning to life.
3

281
Market Segmentation
High potential market(s)
meeting key criteria
Current source of revenue
Future source of revenue
Modest source of revenue
EXISTING
ADJACENT
NEW
SUSTAINING
ACCELERATING
MINOR
JOINT
VENTURE

•
South America
•
Eastern Europe
•
Middle East
282
Accelerating Markets Example
•
Growing source of
revenue
•
Higher AUVs
•
Higher royalty rate
•
Higher development
potential
Menu adaptation/optimization
Café program
Locally relevant value programs
Leverage US marketing calendar
Regional/Local LTOs
Premium/Value pillar mix
Growth accelerators, e.g. build-to-flip
Financial incentives
QSR Plus+
International Service Initiative
VOC, User Perception Study
WEN resources in region
Franchisee growth capabilities

283
Go Forward Strategy
1
Create separate,
dedicated team to go
“narrow and deep” in a
small number of high
potential markets.
2 3
Further differentiate
Wendy’s from
competitive reference
points via a QSR Plus+
experience that brings
our “A Cut Above”
brand positioning to life.
Segment franchise
markets and restructure
field teams to most
efficiently focus G&A
and time investment on
the highest revenue
opportunities.

284 Dedicated Key Market Team Vice President, Key Markets Vice President, MD AP/EMEA Vice President, MD LAC Caribbean South America Central America India Middle East Brazil Japan Asia Pacific EMEA

285
Go Forward Strategy
Segment franchise
markets and restructure
field teams to most
efficiently focus G&A
and time investment on
the highest revenue
opportunities.
1
Create separate,
dedicated team to go
“narrow and deep” in a
small number of high
potential markets.
2
Further differentiate
Wendy’s from
competitive reference
points via a QSR Plus+
experience that brings
our “A Cut Above”
brand positioning to life.
3

OUR GOAL Become the preferred QSR brand by creating QSR Plus+; a category disrupting experience that yields a “customer epiphany.” 286

287 Our Research Indicates White Space Reference Points e.g. Better Burger Places QSR

288 Brazil Example

289
Creating The QSR Plus+ Experience
QUEUE
TO ORDER
ENTER
RESTAURANT
EXPLORE
MENU
ORDER
MEAL
WAIT
FOR MEAL
RECEIVE
MEAL
EAT
MEAL
EXIT
RESTAURANT
GO BEYOND! Hospitality
International IA
Layout/flow
Separate Café area
Hostess
Uniforms
No serpentine
No counter
Order point away from
kitchen
Register “Pods”
Plan for self-order
No traditional
menuboard
Kiosk used to
merchandise
Laminated menus
POP lite
Hostess as guide
Register Pod
Kiosk
Table
No combos
Menu tiers
Build your own
“Make it a double/triple”
Mobile ordering
Self-serve drinks
Take-out zone
Wait at table
Table locator
technology
Served on plates
Server tray
Beverages served to
table
Beverages in glasses
Take-out packaging
Brought to table
Portion sizes
Sandwich builds
Local flavors
Local items
Premium cut option
Differentiated standard
bun
Local salad ingredients
Premium mayo, sauces
served in bowls, bottled
Heinz ketchup
Table condiments
Frosty toppings
Adult beverages
Targeted pricing
Table cleared
Hostess thank you

290
Positive Consumer Response
•
Quite different from what we’re used to seeing in MD or BK.
•
This is a great place with good price, I’m concerned with the line.
•
Feels like a hamburgueria but more accessible.
•
It’s too good to be true…it’s probably going to have huge lines.

291
Recap
•
Recipe to Win is our roadmap.
•
Strict segmentation and prioritization of franchisee markets.
•
Brand proof points around world.
•
Dedicated team to pursue a small number of key markets.
•
Global brand proposition – QSR Plus+.

292

Q&A e-mail questions to: David.Poplar@wendys.com

Appendix

2014 2013 2014 2013
Adjusted EBITDA from continuing operations 107,055 $        89,011 $          392,746 $        367,133 $
(Less) plus:
Pension withdrawal expense in cost of sales -                      (13,500)           -                      (13,500)
Depreciation and amortization   (41,563)           (47,518)           (159,353)          (182,359)
Facilities action charges (income), net   (6,530)             20,834            29,100            (10,856)
Impairment of long-lived assets   (7,245)             (10,552)           (10,985)           (15,879)
Impairment of goodwill -                      (9,397)             -                      (9,397)
Operating profit   51,717            28,878            251,508           135,142
Interest expense (12,864)           (13,464)           (52,192)           (69,012)
Loss on early extinguishment of debt -                      (7,544)             -                      (28,563)
Investment income, net 23                   21,202            1,199              23,565
Other income (expense), net 177                 233                 754                 (2,080)
Income from continuing operations before income taxes and
    noncontrolling interests 39,053            29,305            201,269           59,052
(Provision for) benefit from income taxes    (15,759)           3,620              (79,835)           (14,154)
Income from continuing operations 23,294            32,925            121,434           44,898
Net loss from discontinued operations -                      (266)                -                      (266)
Net income 23,294            32,659            121,434           44,632
Net loss attributable to noncontrolling interests -                      410                 -                      855
Net income attributable to The Wendy's Company 23,294 $          33,069 $          121,434 $        45,487 $
Three Months Twelve Months
Reconciliation of Adjusted EBITDA from Continuing Operations to Net Income Attributable to The Wendy's Company
(In Thousands)
(Unaudited)

Per share Per share
Adjusted income and adjusted earnings per share from continuing operations 36,952 $          0.10 $             44,082 $          0.11 $
(Less) plus:
Facilities action charges (income), net      (7,242)             (0.02)               11,555             0.03
Impairment of long-lived assets (4,470)             (0.01)               (6,567)             (0.02)
Depreciation of assets that will be replaced as part of the Image Activation initiative     (1,946)             (0.01)               (8,510)             (0.02)
Impairment of goodwill -                      -                      (9,207)             (0.02)
Pension withdrawal expense in cost of sales -                      -                      (8,286)             (0.02)
Loss on early extinguishment of debt -                      -                      (4,692)             (0.01)
Dividend from Arby's -                      -                      14,550             0.03
   Total adjustments      (13,658)            (0.04)               (11,157)            (0.03)
Income from continuing operations 23,294             0.06                32,925             0.08
Net loss from discontinued operations -                      -                      (266)                (0.00)
Net income 23,294             0.06                32,659             0.08
Net loss attributable to noncontrolling interests -                      -                      410                 0.00
Net income and diluted earnings per share attributable to The Wendy's Company 23,294 $          0.06 $             33,069 $          0.08 $

Per share Per share
Adjusted income and adjusted earnings per share from continuing operations 127,035 $        0.34 $             119,215 $        0.30 $
(Less) plus:
Depreciation of assets that will be replaced as part of the Image Activation initiative     (11,940)            (0.03)               (23,822)            (0.06)
Impairment of long-lived assets (6,778)             (0.02)               (9,899)             (0.02)
Facilities action (income) charges, net      12,996             0.03         (19,321)            (0.05)
Gain (loss) on sale of investment, net 121                 0.00 (503)                (0.00)
Loss on early extinguishment of debt -                      -                      (17,829)            (0.05)
Impairment of goodwill -                      -                      (9,207)             (0.02)
Pension withdrawal expense in cost of sales -                      -                      (8,286)             (0.02)
Dividend from Arby's -                      -                      14,550             0.03
   Total adjustments      (5,601)             (0.02)               (74,317)            (0.19)
Income from continuing operations 121,434           0.32                44,898             0.11
Net loss from discontinued operations -                      -                      (266)                (0.00)
Net income 121,434           0.32                44,632             0.11
Net loss attributable to noncontrolling interests -                      -                      855                 0.00
Net income and diluted earnings per share attributable to The Wendy's Company 121,434 $        0.32 $             45,487 $          0.11 $
Twelve Months
2014 2013
2014 2013
Reconciliation of Adjusted Income and Adjusted Earnings Per Share from Continuing Operations to Net Income and Diluted Earnings Per Share Attributable to The Wendy's Company
(In Thousands Except Per Share Amounts)
(Unaudited)
Three Months